SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                        __________________

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE AT OF 1934



Date of Report (Date of earliest event reported):  September 22, 1999



                EXCHANGE NATIONAL BANCSHARES, INC.
      (Exact name of registrant as specified in its charter)


     MISSOURI                0-23636                   43-1626350
(State or other      (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification No.)
incorporation)


132 East High Street, Jefferson City, MO                 65101
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (573) 761-6165



                               None
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On September 22, 1999, the Board of Directors of Exchange National Bancshares, Inc. (the "Company") authorized a 3-for-2 stock split of the Company's common stock in the form of a stock dividend. On such date, the Company issued a press release (a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference) announcing the 3-for-2 stock split.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     EXHIBITS NO.       DESCRIPTION

          99.1          Press Release, issued September 22, 1999.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 27, 1999

                              EXCHANGE NATIONAL BANCSHARES, INC.


                              By:  /s/ Donald L. Campbell
                                   Donald L. Campbell,
                                   Chairman of the Board and
                                   President